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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             BSD MEDICAL CORPORATION
             (Exact name of Registrant as specified in its charter)

                Delaware                                 75-1590407
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

          2188 West 2200 South
          Salt Lake City, Utah                             84119
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(Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                  Name of each exchange on which
          to be so registered                  each class is to be registered
    -------------------------------            ------------------------------
    Common Shares, $0.001 par value              The American Stock Exchange

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Registrant incorporates by reference the section entitled "Description of Securities" from Amendment No. 4 to the Registration Statement on Form SB-2 (File No. 333-112240) filed with the Securities and Exchange Commission on July 23, 2004.

ITEM 2.  EXHIBITS.

         Not applicable.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     BSD MEDICAL CORPORATION

                                                     By:    /s/ Hyrum A. Mead
                                                            -----------------
                                                     Name:  Hyrum A. Mead
                                                     Title: President

Dated:  June 8, 2005